                                                        FOR USE IN NEW YORK ONLY

                               Address: P.O. Box 9506, Portsmouth, NH 03802-9506 Overnight mailing address: 164 Corporate Drive, Portsmouth, NH 03801-6815
(JOHN HANCOCK(R) LOGO)             Home Office: Valhalla, NY Phone: 800-551-2078
JOHN HANCOCK ANNUITIES                   Web Address: www.jhannuitiesnewyork.com

     JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

     Application for Venture(R)

     Flexible Payment Deferred
     Variable Annuity Application

     -    Payment or original exchange/transfer paperwork must accompany
          Application

     -    Include any state-required Replacement Forms

APPVEN0507-NY                                                         0908:70275

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
1.   ACCOUNT REGISTRATION

     APPLICATION SOLICITED IN THE STATE OF [_________]________]

     A. NON QUALIFIED (select only one ownership type)            B. QUALIFIED (select only one plan type)

     [ ] Individual   [ ] Trust                 [ ] Corporation   [ ] Traditional IRA, Tax year______ [ ] Inherited/Beneficiary IRA
     [ ] UGMA/UTMA    [ ] Charitable Remainder Trust              [ ] Roth IRA, Tax year_____________ [ ] 403(b) Non-ERISA
     [ ] Other ________________________________________________   [ ] SEP-IRA                         [ ] 403(b) ERISA
                                                                  [ ] SIMPLE IRA                      [ ] Individual 401(k)
                                                                  [ ] Other _________________________

2.   PURCHASE PAYMENT (minimum $2,000 qualified; $5,000 non-qualified)

     PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

     A. DIRECT PAYMENT/AMOUNT $________________________________   B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)

     [ ] Check                                                    [ ] Non qualified 1035 Exchange $_________________________________
         payable to John Hancock Life Insurance Company of        [ ] Qualified Direct Transfer $___________________________________
         New York                                                 [ ] Qualified Rollover from another carrier $_____________________
     [ ] Wire
         contact us for wiring instructions

3.   OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity             CO-OWNER   [ ] Male   [ ] Female   [ ] Trust/Entity

     __________________________________________________________   __________________________________________________________________
     Owner's Name (First, Middle, Last or Name of Trust/Entity)   Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

     __________________________________________________________   __________________________________________________________________
     Mailing Address                                              Mailing Address

     __________________________________________________________   __________________________________________________________________
     City, State, Zip                                             City, State, Zip

     __________________________________________________________   __________________________________________________________________
     Residential Address (required if different from mailing or   Residential Address (required if different from mailing or address
     address is PO Box)                                           is PO Box)

     ________ ________ ________   _____________________________   ________ ________ ________   _____________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax Identification
                                  Identification Number                                        Number

     __________________________________________________________
     Client Brokerage Account Number

4.   ANNUITANT (if different from owner)  [ ] Male   [ ] Female   CO-ANNUITANT (if different from co-owner)  [ ] Male   [ ] Female

     __________________________________________________________   __________________________________________________________________
     Annuitant's Name (First, Middle, Last or Name of             Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)
     Trust/Entity)

     __________________________________________________________   __________________________________________________________________
     Mailing Address                                              Mailing Address

     __________________________________________________________   __________________________________________________________________
     City, State, Zip                                             City, State, Zip

     __________________________________________________________   __________________________________________________________________
     Residential Address (required if different from mailing or   Residential Address (required if different from mailing or address
     address is PO Box)                                           is PO Box)

     ________ ________ ________   _____________________________   ________ ________ ________   _____________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax             Date of Birth (mm dd yyyy)   Social Security/Tax Identification
                                  Identification Number                                        Number

APPVEN0507-NY                                                         0908:70275

(JOHN HANCOCK(R) LOGO)
JOHN HANCOCK ANNUITIES

                                                                Important Notice

                                                      FAXED APPLICATION REMINDER

Please remember to include all pages of this application if you are submitting via fax. THE FRONT COVER CONTAINS IMPORTANT INFORMATION AND IS REQUIRED TO PROCESS YOUR APPLICATION CORRECTLY.

Any application received WITHOUT ALL PAGES will be considered NOT IN GOOD ORDER and may delay processing.

Should you have any questions, please contact us at 800-334-4437 or visit www.jhannuitiesnewyork.com for more information.

0708:1304262

GOOD ORDER CHECKLIST TO EXPEDITE YOUR ANNUITY BUSINESS

[ ] Have the contract owner(s), annuitant(s) (if different from owner), and advisor signed and dated all of the required paperwork?

[ ] If applicable, is the Transfer/Exchange form signed and dated by all required parties? Are all relevant sections complete?

[ ] If necessary, is the appropriate state replacement form signed and dated? Helpful replacement form information is below:

     - Use the Replacement Form Reference Guide in the Business Forms Booklet to help verify which form is needed.

     - Signatures on the replacement form must be dated on or before the date the application is signed.

[ ]  Is the state name the same in Sections 1, 3, and 14 of the application?
     If not, please complete the Alternate Issue State Verification Form in the Business Forms Booklet.

[ ] Is the Joint Life version of Income Plus For Life elected? If so, please make sure your contract registration matches below:

     - For Qualified Registrations, the spouse must be the sole primary beneficiary designated in Section 5.

     - For Non-Qualified Registrations, the spouse must be either the co-owner designated in Section 3 or the sole primary beneficiary designated in Section 5.
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
5.   BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF
     PRIMARY BENEFICIARY(IES) PREDECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES),
     PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION
     8 TO CONTINUE.

     BENEFICIARY #1: [X] PRIMARY                                  BENEFICIARY #2: [ ] PRIMARY   [ ] CONTINGENT

     ___% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity    ___% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity

     __________________________________________________________   __________________________________________________________________
     Primary Beneficiary's Name (First, Middle, Last or Name      Primary Beneficiary's Name (First, Middle, Last or Name of
     of Trust/Entity)                                             Trust/Entity)

     __________________________________________________________   __________________________________________________________________
     Relationship to Owner                                        Relationship to Owner

     ________ ________ _______     ____________________________   ________ ________ _______     ____________________________________
     Date of Birth (mm dd yyyy)    Social Security/Tax            Date of Birth (mm dd yyyy)    Social Security/Tax Identification
                                   Identification Number                                        Number

     BENEFICIARY #3: [ ] PRIMARY   [ ] CONTINGENT                 BENEFICIARY #4: [ ] PRIMARY   [ ] CONTINGENT

     ___% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity    ___% of proceeds [ ] Male   [ ] Female   [ ] Trust/Entity

     __________________________________________________________   __________________________________________________________________
     Primary Beneficiary's Name (First, Middle, Last or Name      Primary Beneficiary's Name (First, Middle, Last or Name of
     of Trust/Entity)                                             Trust/Entity)

     __________________________________________________________   __________________________________________________________________
     Relationship to Owner                                        Relationship to Owner

     ________ ________ _______     ____________________________   ________ ________ _______     ____________________________________
     Date of Birth (mm dd yyyy)    Social Security/Tax            Date of Birth (mm dd yyyy)    Social Security/Tax Identification
                                   Identification Number                                        Number

6.   OPTIONAL DEATH BENEFITS
     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ] ANNUAL STEP-UP DEATH BENEFIT

7.   OPTIONAL WITHDRAWAL BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS
     APPLY. PLEASE SEE SECTION 9.)

     The benefit may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy minimum distributions rules in a manner or amount other than described in the rider and prospectus might result in a reduction in the benefit base in excess of the amount withdrawn. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specific contract, consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

     PLEASE CHOOSE ONLY ONE RIDER:

     INCOME PLUS FOR LIFE
     (Quarterly Step-Up Review)          PRINCIPAL PLUS FOR LIFE                      [ ] PRINCIPAL RETURNS
     [ ] Single Life                     [ ] Plus Automatic Annual Step-Ups
     [ ] Joint Life                      [ ] Principal Plus For Life Classic

8.   REMARKS

APPVEN0507-NY                                                         0908:70275

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
9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

          MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

     ___% LIFESTYLE GROWTH (Not Available with Principal Returns)
          80% Stocks
          20% Bonds

     ___% LIFESTYLE BALANCED                          ___% LIFESTYLE MODERATE                            ___% LIFESTYLE CONSERVATIVE
          60% Stocks                                       40% Stocks                                         20% Stocks
          40% Bonds                                        60% Bonds                                          80% Bonds

          VARIABLE PORTFOLIOS

     ___% AMERICAN FUNDS                              ___% AMERICAN FUNDS                                ___% AMERICAN FUNDS
          AMERICAN ASSET                                   AMERICAN FUNDAMENTAL                               AMERICAN GLOBAL
          ALLOCATION                                       HOLDINGS                                           DIVERSIFICATION

     ___% MFC GIM(1) FRANKLIN                         ___% MFC GIM(1) INDEX                              ___% MFC GIM(1)
          TEMPLETON FOUNDING                               ALLOCATION TRUST                                   MONEY MARKET
          ALLOCATION

     ___% DIMENSIONAL DISCIPLINED                     ___% T. ROWE PRICE                                 ___% WELLINGTON MANAGEMENT
          DIVERSIFICATION                                  CAPITAL APPRECIATION VALUE                         CORE ALLOCATION PLUS

          DOLLAR COST AVERAGING FUNDS

     ___% 6 Month DCA (Must also complete section 10)

     ___% 12 Month DCA (Must also complete section 10)

     100% TOTAL

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                                                                               (1) MFC Global Investment Management (U.S.A.) Limited

10.  OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE: __ __ ____
                     (mm dd yyyy)

     SOURCE FUND                                                  DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

     [ ] 6 month DCA Fund  [ ] 12 month DCA Fund                  ______________________________________________    ___%
     [ ] Money Market Fund [ ] Other Source                       Fund Name/Model
                               ________________________________   ______________________________________________    ___%
                                                                  Fund Name/Model
     If Money Market or Other Source Fund elected, indicate       ______________________________________________    ___%
     amount to be transferred each month.                         Fund Name/Model
                                                                  ______________________________________________    ___%
     $_________________                                           Fund Name/Model

                                                                  If you elected an Optional Withdrawal Benefit, Destination Funds must be from the investment options listed in Section 9.

APPVEN0507-NY                                                         0908:70275

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
11.  INITIAL INVESTMENT ALLOCATIONS

USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

          MFC GLOBAL INVESTMENT                                   ___% Munder Capital Small Cap Opportunities
          MANAGEMENT (U.S.A.) LTD                                 ___% PIMCO Global Bond
     ___% Lifestyle Aggressive                                    ___% PIMCO Total Return
     ___% Lifestyle Growth                                        ___% Pzena Classic Value
     ___% Lifestyle Balanced                                      ___% RCM/T. Rowe Price Science & Technology
     ___% Lifestyle Moderate                                      ___% T. Rowe Price Blue Chip Growth
     ___% Lifestyle Conservative                                  ___% T. Rowe Price Capital Appreciation Value
                                                                  ___% T. Rowe Price Equity-Income
          VARIABLE PORTFOLIOS                                     ___% T. Rowe Price Health Sciences
     ___% American Funds American Asset Allocation                ___% T. Rowe Price Small Company Value
     ___% American Funds American Bond                            ___% Templeton(R) International Small Cap
     ___% American Funds American Fundamental Holdings            ___% Templeton(R) International Value
     ___% American Funds American Global Diversification          ___% UBS Global AM Global Allocation
     ___% American Funds American Global Growth                   ___% Van Kampen Value
     ___% American Funds American Global Small Cap                ___% Wellington Management Core Allocation Plus
     ___% American Funds American Growth                          ___% Wellington Management Investment Quality Bond
     ___% American Funds American Growth-Income                   ___% Wellington Management Mid Cap Intersection
     ___% American Funds American High-Income Bond                ___% Wellington Management Mid Cap Stock
     ___% American Funds American International                   ___% Wellington Management Natural Resources
     ___% American Funds American New World                       ___% Wellington Management Small Cap Growth
     ___% Capital Guardian Income & Value                         ___% Wellington Management Small Cap Value
     ___% Capital Guardian U.S. Large Cap                         ___% Western Asset High Yield
     ___% Davis Financial Services                                ___% Western Asset Strategic Bond
     ___% Davis Fundamental Value                                 ___% Western Asset U.S. Government Securities
     ___% DeAM Real Estate Securities
     ___% Dimensional Disciplined Diversification                      MONEY MARKET
     ___% GMO International Core                                  ___% MFC GIM(1) Money Market
     ___% Jennison Capital Appreciation
     ___% Legg Mason Funds Management Core Equity                      DOLLAR COST AVERAGING
     ___% Marsico International Opportunities                     ___% 6 Month DCA (Must also complete section 12)
     ___% MFC GIM(1) Franklin Templeton Founding Allocation       ___% 12 Month DCA (Must also complete section 12)
     ___% MFC GIM(1) Index Allocation
     ___% MFC GIM(1) Mid Cap Index                                     FIXED ACCOUNTS
     ___% MFC GIM(1) Pacific Rim                                  ___% 1 year Fixed
     ___% MFC Global U.S. High Income                                  (1 Year Fixed not currently available)
                                                                       NO1YRFXD03

                                                                  100% TOTAL

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 12.
     IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

                                                                               (1) MFC Global Investment Management (U.S.A.) Limited

12.  OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source Fund is depleted. If the transfer date is a weekend or holiday, the transfer will occur on the next business day. START DATE:  __ __ ____
                      (mm dd yyyy)

     SOURCE FUND                                                  DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

     [ ] 6 month DCA Fund  [ ] 12 month DCA Fund                  ______________________________________________    ___%
     [ ] Money Market Fund [ ] Other Source Fund                  Fund Name
                               ________________________________   ______________________________________________    ___%
                                                                  Fund Name
     If Money Market or Other Source Fund elected,                ______________________________________________    ___%
     indicate amount to be transferred each month                 Fund Name
                                                                  ______________________________________________    ___%
     $_________________                                           Fund Name

APPVEN0507-NY                                                         0908:70275
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
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13.  AUTOMATIC REBALANCING*                                                                                         ACCEPT   DECLINE
                                                                                                                     [ ]       [X]
     If marked, the Contract Value, excluding amounts in the fixed account investment options, will be                 Owner MUST
     automatically rebalanced as indicated by variable Investment Allocations elected in either Section 9 or 11        mark or the
     of the application, unless subsequently changed. If the Asset Allocation Model, Fundamental Holdings of         default will be
     America, is selected in Section 9, Automatic Rebalancing should not be elected here. Initial Payment must be       selected
     allocated to at least 2 variable investment options in order to participate in Automatic Rebalancing.

     If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar
     Cost Averaging program from a Variable Portfolio.

     Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

     [ ] Quarterly   [ ] Semi-Annually (June & December)   [ ] Annually (December)

14.  ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the
     Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.
     I/We agree to be bound by the representations made in this application and acknowledge the receipt of an effective Prospectus describing the Contract applied for. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES   [ ] NO Does the annuitant or applicant(s) have any existing annuity or insurance policies?

     [ ] YES   [ ] NO Will the purchase of this annuity replace or change any other insurance or annuity?

                    IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY
                    STATE REPLACEMENT FORMS:

     ________________________________________________________________________________________________ [ ] Annuity [ ] Life Insurance
     Issuing Company                                                         Contract Number

     ________________________________________________________________________________________________ [ ] Annuity [ ] Life Insurance
     Issuing Company                                                         Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE 1ST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70(1)/2). ALTERNATE MATURITY DATE_____________________________

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


     X
     ----------------------------------------   -------------------------------------------------------------   ------   -----------
     Signature of Owner                         City, State                                                     Date (mm dd yyyy)


     X
     ----------------------------------------
     Signature of Co-owner (if any)


     X
     ----------------------------------------   -------------------------------------------------------------
     Signature of Annuitant                     City, State


     X
     ----------------------------------------
     Signature of Co-annuitant (if any)

APPVEN0507-NY                                                         0908:70275
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
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15.  AGENT INFORMATION

     A. AGENT CERTIFICATION

     [ ] YES [ ] NO Does the annuitant or applicant have existing individual life insurance policies or annuity contracts?

     [ ] YES [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

     B. OPTION (if left blank, option will default to your firm's Selling Agreement)

     [ ] Option A   [ ] Option B1   [ ] Option B2   [ ] Option C

     C. AGENT INFORMATION


     X
     ---------------------------------------------------   ---------------------------------------------------   -------------------
     Signature of Agent #1                                 Printed Name of Agent                                 Percentage %

     ---------------------------------------------------   -----------------------------------   -----------------------------------
     State License ID                                      Broker/Dealer Rep Number              Social Security Number

     -----------------------------------------------------------------------------------------   -----------------------------------
     Broker/Dealer Firm                                                                          Agent's Telephone Number


     X
     ---------------------------------------------------   ---------------------------------------------------   -------------------
     Signature of Agent #2                                 Printed Name of Agent                                 Percentage %

     ---------------------------------------------------   -----------------------------------   -----------------------------------
     State License ID                                      Broker/Dealer Rep Number              Social Security Number

     -----------------------------------------------------------------------------------------   -----------------------------------
     Broker/Dealer Firm                                                                          Agent's Telephone Number

                                                        *   Unless subsequently changed in accordance with terms of Contract issued.

APPVEN0507-NY                                                         0908:70275

                                                                        NEW YORK

(JOHN HANCOCK(R) LOGO)
JOHN HANCOCK ANNUITIES

                                                   Dollar Cost Averaging Program
                                                 Application and Disclosure Form

DISCLOSURE

Dollar Cost Averaging is a plan of investing. The main objective of Dollar Cost Averaging is to attempt to shield your investment from short-term price fluctuations. If you elect to Dollar Cost Average, approximately the same dollar amounts are transferred on a monthly basis from the Dollar Cost Averaging Account to the Investment Options. This way, more Accumulation Units are purchased in an Investment Option if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations, but it does not assure profit or protect against a loss in declining markets.

Under the Dollar Cost Averaging Program, the amounts placed in this account will be credited with interest at the guaranteed interest rate in effect on the date of your allocation. We will transfer amounts out of the Dollar Cost Averaging Account monthly into the Investment Options you selected. All amounts will be transferred out by the end of the DCA period.

If a Special Dollar Cost Averaging Program is being made available, then the interest credited to amounts allocated to the Dollar Cost Averaging Account will exceed our actual earnings on supporting assets, less appropriate risk and expense adjustments. Any amounts credited to your account in excess of amounts earned will be recovered from the existing charges described in your contract. Your contract charges will not increase as a result of electing any Dollar Cost Averaging Program.

CERTIFICATION AND SIGNATURES

Dollar Cost Averaging will remain in effect until the balance in the "Source" fund is depleted or until this authorization is canceled. Dollar Cost Averaging does not guarantee profits or prevent losses in a declining market. This strategy requires regular investment regardless of fluctuating price levels. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

Please select one of the following:

[ ] 6-month DCA Special Rate

[ ] 12-month DCA Special Rate

[ ] Regular DCA (I do not wish to participate in the DCA Specials)

OWNER'S SIGNATURE:                                  DATE:      /      /
                   ------------------------------         ----- ------ ---------

BY SIGNING ABOVE, I ACKNOWLEDGE AND ACCEPT THE CONDITIONS OUTLINED IN THIS FORM.

            SEND ORIGINAL SIGNATURE TO JOHN HANCOCK NEW YORK. RETAIN
                            COPY FOR CLIENT'S RECORD.

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                     ("JOHN HANCOCK NEW YORK"), VALHALLA, NY

DCA-DISC                                                            0606: 703104